In re: The Financial Oversight and Management Board for Puerto Rico, as representative of The Commonwealth of Puerto Rico et al., Debtors/The Special Claims Committee of the Financial Oversight and Management Board for Puerto Rico, Acting by and Through its Members, and The Official Committee of Unsecured Creditors of the Commonwealth of Puerto Rico, as co-trustees respectively, of the Commonwealth of Puerto Rico, et al, v. Defendant 1B-100B, Defendant 1C-53C, Defendant 1K, et al., Case No. 17-BK-3283 is pending in the United States District Court for the District of Puerto Rico. Plaintiffs allege that general obligations bonds issued by designated debtors were issued in violation of the Constitution and statutes of Puerto Rico. Plaintiffs seek to recover all debt payments made in connection with the bonds and to avoid any future payment obligations. There is currently a stay in this matter.

The following Funds remain named in the matter: Ivy Municipal High Income Fund, Ivy High Income Fund, Waddell & Reed Advisors Municipal High Income Fund, and Waddell & Reed Advisors Municipal Bond Fund. The following Funds were previously named, but were dismissed without prejudice on June 5, 2020: Ivy High Income Opportunities Fund, Ivy Wilshire Global Income Allocation Fund, Ivy Municipal Bond Fund, Ivy VIP High Income Fund, and Waddell & Reed Advisors High Income Fund.

Series name: Ivy High Income Fund

Series Identification number: S000006289

Series name: Ivy Municipal High Income Fund

Series Identification number: S000025600